                                                                   Exhibit 10.12


           THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON ITS
                   EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON
                 TRANSFER SET FORTH IN SECTION 5 OF THIS WARRANT

Warrant No. 10                                         Number of Shares: 600,000
                                                         (subject to adjustment)
Date of Issuance: May 1, 2001

                             STUDENT ADVANTAGE, INC.

                          COMMON STOCK PURCHASE WARRANT

                            (VOID AFTER MAY 1, 2005)

         Student Advantage, Inc., a Delaware corporation (the "Company"), for value received, hereby certifies that BayStar Capital, L.P. or its registered assigns (the "Registered Holder"), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, at any time or from time to time on or after the date of issuance and on or before 5:00 p.m. (Boston time) on May 1, 2005, 600,000 shares of Common Stock, $.01 par value per share, of the Company, at a purchase price of $3.50 per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

         1.       Exercise.

                  (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by the Registered Holder or by the Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

                  (b) The Registered Holder may elect to exercise this Warrant, in whole or in part, by way of cashless exercise by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, in which event the Company shall issue to the Registered Holder a number of Warrant Shares as is determined using the following formula:

                  CS = (WS x (FMV - PP)) / FMV
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         Where:

                  "CS" equals the number of Warrant Shares to be issued to the Registered Holder;

                  "WS" equals the number of Warrant Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (as of the effective date of exercise (the "Exercise Date"));

                  "FMV" equals the Fair Market Value per share of Common Stock as of the Exercise Date, as determined below pursuant to this subsection 1(b); and

                  "PP" equals the Purchase Price per share.

The Fair Market Value per share of Common Stock shall be determined as follows:

                           (i)      If the Common Stock is listed on a national
securities exchange, the Nasdaq National Market or another nationally recognized exchange or trading system (including the over-the-counter market as reported by the National Quotation Bureau) as of three business days prior to the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the last reported sale prices per share of Common Stock over the five trading-day period ending on the date that is three business days prior to the Exercise Date; or, if no such price is reported on such date, such average price ending on the next preceding business day (provided that if no such price is reported on the next preceding business day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (ii) below).

                           (ii)     If the Common Stock is not listed on a
national securities exchange, the Nasdaq National Market or another nationally recognized exchange or trading system (including the over-the-counter market as reported by the National Quotation Bureau) as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors in good faith to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company); and, upon request of the Registered Holder, the Board of Directors (or a representative thereof) shall promptly notify the Registered Holder of the Fair Market Value per share of Common Stock. Notwithstanding the foregoing, if the Board of Directors has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Board of Directors shall make such a determination within 15 days of a request by the Registered Holder that it do so, and (B) the exercise of this Warrant pursuant to this subsection 1(b) shall be delayed until such determination is made.

                  (c) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.


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                  (d)      As soon as practicable after the exercise of this
Warrant in full or in part, and in any event within 10 days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

                           (i)      a certificate or certificates for the number
of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to
Section 3 hereof; and

                           (ii)     in case such exercise is in part only, a new
warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the sum of (a) the number of such shares purchased by the Registered Holder upon such exercise plus (b) the number of Warrant Shares (if any) covered by the portion of this Warrant cancelled in payment of the Purchase Price payable upon such exercise pursuant to subsection 1(b) above.

         2.       Adjustments.

                  (a)      Adjustment for Certain Changes in Market Price.

                           (i)      On each of November 1, 2001, May 1, 2002,
November 1, 2002 and May 1, 2003 (each, a "Reset Date"), the Purchase Price then in effect immediately before such Reset Date shall be adjusted to equal the lower of (1) the then-current Purchase Price and (2) the average of the daily VWAPs (as defined below) of the Common Stock during the ten (10) Trading Day (as defined below) period ending on such Reset Date; provided, however, that the Purchase Price shall not be reset to less than $1 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting the Common Stock (the "Reset Floor"); and provided further that there shall not be any adjustment to the Purchase Price from and after the first date that (1) the average of the daily VWAPs of the Common Stock during the ten (10) Trading Day period ending on such date is at least $4.83 (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting the Common Stock) and (2) a registration statement on Form S-3 covering the resale to the public by the Registered Holder of the Warrant Shares has been declared effective by the SEC and is then effective.

                           (ii)     For purposes of this subsection 2(a):

                  (b) "Trading Day" shall mean any day on which the Common Stock of the Company is traded for any period on the Nasdaq National Market, or on the principal securities exchange or other securities market on which such Common Stock is then being traded; and

                           "VWAP" shall mean, as of any date, the
volume-weighted average sale price of the Common Stock of the Company on the Nasdaq National Market as reported by Bloomberg Financial Markets or other reporting service mutually acceptable to the Registered Holder and the Company ("Bloomberg") or, if the Nasdaq National Market is not the principal


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trading market for the Common Stock, the volume-weighted average sale price of the Common Stock on the principal securities exchange or trading market where the Common Stock is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the volume-weighted average sale price for the Common Stock in the over-the-counter market on the electronic bulletin board for the Common Stock as reported by Bloomberg or, if no volume-weighted average sale price is reported for the Common Stock, then the last closing trade price of the Common Stock as reported by Bloomberg or, if no last closing trade price is reported for the Common Stock by Bloomberg, the average of the ask prices of any market makers for the Common Stock that are listed on the "pink sheets" by the National Quotation Bureau, Inc. If the VWAP cannot be calculated for the Common Stock on such date in the manner provided above, the VWAP shall be the fair market value of the Common Stock as determined in good faith by the Board of Directors of the Company.

                  (b) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date on which this Warrant was first effect a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  (c) Adjustment for Certain Dividends and Distributions. In the event the Company at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction:

                           (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                           (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.


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                  (d)      Adjustment in Number of Warrant Shares. When any
adjustment is required to be made in the Purchase Price pursuant to subsections 2(b) or 2(c), the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

                  (e) Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property (other than cash out of earnings or earned surplus, determined in accordance with generally accepted accounting principles), then and in each such event provision shall be made so that the Registered Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company and/or cash and other property which the Registered Holder would have been entitled to receive had this Warrant been exercised into Common Stock on the date of such event and had the Registered Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained any such securities receivable, giving application to all adjustments called for during such period under this Section 2 with respect to the rights of the Registered Holder.

                  (f) Adjustment for Mergers or Reorganizations, etc. If there shall occur any reorganization, recapitalization, consolidation or merger involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property (other than a transaction covered by subsections 2(b), 2(c) or 2(e)), then, following any such reorganization, recapitalization, consolidation or merger, the Registered Holder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the Registered Holder would have been entitled to receive if, immediately prior to such reorganization, recapitalization, consolidation or merger, the Registered Holder had held the number of shares of Common Stock subject to this Warrant. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder, to the end that the provisions set forth in this Section 2 (including provisions with respect to changes in and other adjustments of the Purchase Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities, cash or other property thereafter deliverable upon the exercise of this Warrant.

                  (g) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Purchase Price pursuant to this Section 2, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Purchase Price) and showing in detail the facts upon which such adjustment or readjustment is based.


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
         3.       Exercise at the Option of the Company.

                  (a) The Company shall have the right and option (the "Company Option to Force Exercise") on any Trading Day (as defined below) (the "Forced Exercise Date") on which, and for a period of twenty consecutive Trading Days prior thereto, the average of the FMV (as defined below) for such period is at least $15.00 (subject to appropriate adjustment for stock splits, stock dividends and similar transactions), to cause the Registered Holder to exercise this Warrant in full, and upon exercise of such Company Option to Force Exercise by the Company, the exercise of this Warrant in full by the Registered Holder shall be deemed to have been effected immediately prior to the close of business on the Forced Exercise Date. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(d) above shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates. To exercise the Company Option to Exercise, the Company must deliver to the Registered Holder at its principal offices, within 3 days after the Forced Exercise Date, a written notice of exercise of the Company Option to Force Exercise (the "Forced Exercise Notice"). Promptly upon receipt of such Forced Exercise Notice, the Registered Holder shall elect to exercise the Warrant either for cash as set forth in Section 1(a) or pursuant to the cashless exercise procedure set forth in Section 1(b) and shall submit the purchase form appended hereto as Exhibit I to the Company.

                  (b) As soon as practicable after the exercise of the Company Option to Force Exercise in full or in part, and in any event within 20 days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 4 hereof (provided that any delay in the issuance of such Warrant Shares shall not invalidate the Company's exercise of the Company Option to Force Exercise with respect to such Warrant Shares).

                  (c)      For purposes of this Subsection 3:

                  "Trading Day" shall mean any day on which the Common Stock of the Company is traded for any period on the Nasdaq National Market, or on the principal securities exchange or other securities market on which such Common Stock is then being traded; and

                  "FMV" shall mean, as of any day, the last reported sale price per share of the Common Stock of the Company on the Nasdaq National Market as reported by Bloomberg or, if the Nasdaq National Market is not the principal trading market for the Common Stock, the last reported sale price per share of the Common Stock on the principal securities exchange or trading market where the Common Stock is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last reported sale price for the Common Stock in the over-the-counter market on the electronic bulletin board for the Common Stock as reported by Bloomberg or, if no last closing trade price is reported for the Common Stock by Bloomberg, the average of the ask prices of any market makers for the Common Stock that are listed on the "pink sheets" by the National Quotation Bureau, Inc. If the Common Stock is not listed on a national securities


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
exchange, the Nasdaq National Market or another nationally recognized exchange or trading system (including the over-the-counter market as reported by the National Quotation Bureau), the FMV shall be the fair market value of the Common Stock as determined in good faith by the Board of Directors of the Company.

         4. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to subsection 1(b) above.

         5.       Requirements for Transfer.

                  (a) This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the "Act"), or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act.

                  (b) Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a Registered Holder which is a corporation to a wholly owned subsidiary, parent or affiliate of such corporation, a transfer by a Registered Holder which is a partnership to a partner of such partnership or a retired partner of such partnership or to the estate of any such partner or retired partner, or a transfer by a Registered Holder which is a limited liability company to a member of such limited liability company or a retired member or to the estate of any such member or retired member, provided that the transferee in each case agrees in writing to be subject to the terms of this Section 4, or (ii) a transfer made in accordance with Rule 144 under the Act.

                  (c) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

                           "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

         The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

         6. No Impairment. The Company will not, by amendment of its charter or through reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the


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
terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

         7.       Notices of Record Date, etc. In the event:

                  (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

                  (b) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity and its Common Stock is not converted into or exchanged for any other securities or property), or any transfer of all or substantially all of the assets of the Company; or

                  (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten days prior to the record date or effective date for the event specified in such notice.

         8. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.

         9. Exchange of Warrants. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of
Section 4 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

         10. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft


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
or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

         11.      Transfers, etc.

                  (a) The Company will maintain a register containing the name and address of the Registered Holder of this Warrant. The Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

                  (b) Subject to the provisions of Section 4 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company.

                  (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         12. Mailing of Notices, etc. All notices and other communications from the Company to the Registered Holder of this Warrant shall be mailed by first-class certified or registered mail, postage prepaid, to the address last furnished to the Company in writing by the Registered Holder. All notices and other communications from the Registered Holder or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder of this Warrant and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.

         13. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

         14. Hart-Scott-Rodino Compliance. If the Registered Holder is prevented from consummating the exercise of this Warrant until the expiration or early termination of any waiting periods imposed by the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") (such waiting periods hereinafter referred to as the "HSR Act Restrictions"), the Company agrees to
(i) prepare and file a responsive HSR Act filing reasonably necessary to support the Registered Holder's effort to remove the HSR Act Restrictions and (ii) permit the extension of the expiration date of this Warrant to such date that is five (5) business days subsequent to the termination of the HSR Act Restrictions.

         15. Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.


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
         16. Section Headings. The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

         17. Governing Law. This Warrant will be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).


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
         EXECUTED as of the Date of Issuance indicated above.


                                        STUDENT ADVANTAGE, INC.

                                        By:    /s/ Raymond V. Sozzi, Jr.
                                               -----------------------------

                                        Title:  President
                                               -----------------------------



                                        BayStar Capital, L.P.

                                        By:    /s/ Michael G. Roth
                                               -----------------------------

                                        Title: Managing Director of BayStar
                                               Management, LLC, the general
                                               partner of BayStar Capital, L.P.


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
                                                                       EXHIBIT I


                                  PURCHASE FORM

To:_________________                                          Dated:____________

         The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ___), hereby irrevocably elects to purchase (check applicable box):

         [  ]     _____ shares of the Common Stock covered by such Warrant; or

         [  ]     the maximum number of shares of Common Stock covered by such
                  Warrant pursuant to the cashless exercise procedure set forth in Section 1(b).

         The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $________. Such payment takes the form of (check applicable box or boxes):

         [  ]     $______ in lawful money of the United States; and/or

         [  ]     the cancellation of such portion of the attached Warrant as is exercisable for a total of _____ Warrant Shares (using a Fair
                  Market Value of $_____ per share for purposes of this calculation); and/or

         [   ]    the cancellation of such number of Warrant Shares as is
                  necessary, in accordance with the formula set forth in Section
                  1(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 1(b).

                                             Signature: _______________________

                                             Address:   _______________________

                                                        _______________________


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
                                                                      EXHIBIT II


                                 ASSIGNMENT FORM

         FOR VALUE RECEIVED, ________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. ____) with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee                     Address                       No. of Shares






Dated:_____________________            Signature:_______________________________

Signature Guaranteed:

By: _______________________

The signature should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.


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